SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 28, 2011
Ford Credit Auto Owner Trust 2011-A
(Issuer of the notes)
Ford Credit Auto Receivables Two LLC
(Depositor)
Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

333-167489-02	27-6811746

(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office
c/o Ford Motor Credit Company LLC
c/o Ford Motor Company
World Headquarters, Suite 801-C1
One American Road
Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-594-3495
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01 Entry into a Material Definitive Agreement.
In connection with the issuance by Ford Credit Auto Owner Trust 2011-A (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated January 25, 2011, and the Prospectus, dated January 21, 2011, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the “Registrant”), the Registrant and/or the Trust have entered into the agreement(s) listed in Item 9.01(d) below. This Current Report on Form 8-K is being filed in connection with the execution of such agreement(s) to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of January 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of January 1, 2011, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 99.1	Sale and Servicing Agreement, dated as of January 1, 2011, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 99.2	Purchase Agreement, dated as of January 1, 2011, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 99.3	Administration Agreement, dated as of January 1, 2011, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 99.4	Account Control Agreement, dated as of January 1, 2011, between The Bank of New York Mellon and the Trust.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2011-A

By:	FORD MOTOR CREDIT COMPANY LLC, as Servicer

By: Name:	/s/ Susan J. Thomas Susan J. Thomas
Title:	Secretary
Dated: February 2, 2011

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of January 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of January 1, 2011, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 99.1	Sale and Servicing Agreement, dated as of January 1, 2011, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 99.2	Purchase Agreement, dated as of January 1, 2011, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 99.3	Administration Agreement, dated as of January 1, 2011, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 99.4	Account Control Agreement, dated as of January 1, 2011, between The Bank of New York Mellon and the Trust.

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